UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 9, 2010

XTO ENERGY INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10662	75-2347769
(Commission File Number)	(IRS Employer Identification No.)

810 Houston, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 870-2800

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

The applicable waiting period provided under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the pending merger by which XTO Energy Inc. will become a wholly-owned subsidiary of Exxon Mobil Corporation, expired on March 15, 2010, without the issuance of a second request. The Dutch Competition Authority provided a regulatory clearance of the pending merger on March 9, 2010. Closing of the transaction remains subject to approval by the shareholders of XTO Energy and the satisfaction (or, to the extent permitted by applicable law, waiver) of the other conditions provided in the merger agreement among the parties.

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. ExxonMobil has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a preliminary proxy statement of XTO that also constitutes a prospectus of ExxonMobil. ExxonMobil and XTO also plan to file other documents with the SEC regarding the proposed agreement. A definitive proxy statement/prospectus will be mailed to stockholders of XTO. INVESTORS AND SECURITY HOLDERS OF XTO ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE VERSION THEREOF WHEN IT BECOMES AVAILABLE, AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about ExxonMobil and XTO, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by ExxonMobil will be available free of charge on ExxonMobil’s internet website at www.exxonmobil.com under the tab “investors” and then under the tab “SEC Filings” or by contacting ExxonMobil’s Investor Relations Department at 972-444-1156. Copies of the documents filed with the SEC by XTO will be available free of charge on XTO’s internet website at www.xtoenergy.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting XTO’s Investor Relations Department at 817-870-2800.

ExxonMobil, XTO, their respective directors and certain of their executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of XTO in connection with the proposed transaction. Information about the executive officers and directors of XTO and other participants in the proxy solicitation, including their ownership of XTO common stock, is set forth in the preliminary proxy statement/prospectus filed by ExxonMobil on February 1, 2010. Information about the directors and executive officers of ExxonMobil is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which was filed with the SEC on February 26, 2010.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements may concern, among other things, future plans, projections, events or conditions. Such statements are based upon the current beliefs and expectations of ExxonMobil’s and XTO’s management and are subject to significant risks and uncertainties that could cause actual results to differ materially from those set forth in such forward-looking statements. Such risks and uncertainties include, but are not limited to: the timing to consummate the proposed merger; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions; the risk that a regulatory approval that may be required for the proposed merger is not obtained or is obtained subject to conditions that are not anticipated; the possibility that the expected synergies from the proposed merger will not be realized, or will not be realized within the expected time period; the failure of XTO’s stockholders to approve the merger; ExxonMobil’s ability to promptly and effectively integrate XTO’s businesses; and the diversion of management time on merger-related issues. Other factors could materially affect ExxonMobil’s and XTO’s actual results, including the timing and extent of changes in oil and gas prices, changes in underlying demand for oil and gas; the timing and results of drilling activity; delays in completing production; treatment and transportation facilities; higher than expected production costs and other expenses; pipeline curtailments by third-parties; general market conditions; and other factors discussed under the heading “Factors Affecting Future Results” on ExxonMobil’s website, in Item 1A of ExxonMobil’s 2009 Form 10-K and in Item 1A of XTO’s 2009 Form 10-K. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of ExxonMobil or XTO. Neither ExxonMobil nor XTO assumes any duty to update these statements as of any future date or revise any forward-looking statements. The information contained on XTO’s website and ExxonMobil’s website are not part of this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTO ENERGY INC.

Date: March 16, 2010	By:	/s/ BENNIE G. KNIFFEN
Bennie G. Kniffen
Senior Vice President and Controller

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